SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
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                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 22, 2001
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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      (State of or other jurisdiction of incorporation or organization)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

   1850 Ramtron Drive, Colorado Springs, Colorado 80921  (719) 481-7000
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  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 5 - OTHER EVENTS:

Ramtron announced that it had entered into a multi-million dollar FRAM memory licensing and development agreement with Texas Instruments. Under the terms of the agreement Ramtron will provide a license to Ramtron's ferroelectric random access memory technology as well as technical development services in exchange for certain fees relating to the license and development services. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Further information regarding the transaction will be included in the Company's next quarterly SEC filing.

ITEM 7  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Form Financial Information - Not Applicable
     (c)  Exhibits.  The following exhibits are furnished as part of this report:

               Exhibit        Description
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                99.1   Press Release dated August 22, 2001.

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ LuAnn D. Hanson
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                                              LuAnn D. Hanson
                                              Chief Financial Officer
Dated August 23, 2001

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